Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2026

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Andrew F. Gossard	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	AA-	A1	A+
The Cincinnati Insurance Company	A+	AA-	A1	A+
The Cincinnati Indemnity Company	A+	AA-	A1	A+
The Cincinnati Casualty Company	A+	AA-	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	AA-	—	A+

Ratings are as of July 24, 2026, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength under About on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Second-Quarter 2026 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2026

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Six Months Ended June 30, 2026	4
CFC and Subsidiaries Consolidation – Three Months Ended June 30, 2026	5

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	6
Loss Ratio Detail	7
Loss Claim Count Detail	8
Quarterly Property Casualty Data – Commercial Lines	9
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	10
Loss and Loss Expense Analysis – Six Months Ended June 30, 2026	11
Loss and Loss Expense Analysis – Three Months Ended June 30, 2026	12

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines	15
Quarterly Property Casualty Data – Excess & Surplus Lines	16

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	17
The Cincinnati Life Insurance Company Statutory Statements of Income	18

Other
Quarterly Data – Other	19

CINF Second-Quarter 2026 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF Second-Quarter 2026 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2026

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$5,264	$—	$—	$—	$5,264
Life	—	—	212	—	—	212
Premiums ceded	—	(197)	(40)	—	—	(237)
Total earned premium	—	5,067	172	—	—	5,239
Investment income, net of expenses	66	465	108	—	(2)	637
Investment gains and losses, net	381	859	(1)	—	(1)	1,238
Fee revenues	—	7	3	—	—	10
Other revenues	7	10	—	6	(10)	13
Total revenues	$454	$6,408	$282	$6	$(13)	$7,137

Benefits & expenses
Losses & contract holders' benefits	$—	$3,519	$195	$—	$—	$3,714
Reinsurance recoveries	—	(44)	(32)	—	—	(76)
Underwriting, acquisition and insurance expenses	—	1,502	48	—	—	1,550
Interest expense	26	—	—	2	(1)	27
Other operating expenses	25	5	—	2	(12)	20
Total expenses	$51	$4,982	$211	$4	$(13)	$5,235

Income before income taxes	$403	$1,426	$71	$2	$—	$1,902

Provision (benefit) for income taxes
Current operating income (loss)	$(9)	$42	$20	$—	$—	$53
Capital gains/losses	81	182	—	—	—	263
Deferred	10	52	(5)	—	—	57
Total provision for income taxes	$82	$276	$15	$—	$—	$373

Net income - current year	$321	$1,150	$56	$2	$—	$1,529

Net income - prior year	$89	$458	$47	$1	$—	$595
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2026 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2026

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,649	$—	$—	$—	$2,649
Life	—	—	107	—	—	107
Premiums ceded	—	(101)	(20)	—	—	(121)
Total earned premium	—	2,548	87	—	—	2,635
Investment income, net of expenses	29	237	54	—	(1)	319
Investment gains and losses, net	508	801	(1)	—	—	1,308
Fee revenues	—	3	2	—	—	5
Other revenues	3	6	—	3	(5)	7
Total revenues	$540	$3,595	$142	$3	$(6)	$4,274

Benefits & expenses
Losses & contract holders' benefits	$—	$1,843	$96	$—	$—	$1,939
Reinsurance recoveries	—	(35)	(17)	—	—	(52)
Underwriting, acquisition and insurance expenses	—	761	25	—	—	786
Interest expense	13	—	—	1	—	14
Other operating expenses	13	3	—	1	(6)	11
Total expenses	$26	$2,572	$104	$2	$(6)	$2,698

Income before income taxes	$514	$1,023	$38	$1	$—	$1,576

Provision (benefit) for income taxes
Current operating income (loss)	$(62)	$(44)	$12	$—	$—	$(94)
Capital gains/losses	107	169	—	—	—	276
Deferred	64	79	(4)	—	—	139
Total provision for income taxes	$109	$204	$8	$—	$—	$321

Net income - current year	$405	$819	$30	$1	$—	$1,255

Net income - prior year	$159	$500	$26	$—	$—	$685
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2026 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Consolidated
Current accident year losses greater than $5 million			$29	$8	$27	$48	$15	$26	$37	$41		$89		$116
Current accident year losses $2 million - $5 million			55	20	61	35	40	20	75	60		95		156
Large loss prior accident year reserve development			51	50	40	49	27	56	101	83		132		172
Total large losses incurred			$135	$78	$128	$132	$82	$102	$213	$184		$316		$444
Losses incurred but not reported			288	219	164	158	213	279	507	492		650		814
Other losses excluding catastrophe losses			767	838	786	831	741	688	1,605	1,429		2,260		3,046
Catastrophe losses			359	266	18	83	280	558	625	838		921		939
Total losses incurred			$1,549	$1,401	$1,096	$1,204	$1,316	$1,627	$2,950	$2,943		$4,147		$5,243
Commercial Lines
Current accident year losses greater than $5 million			$29	$—	$11	$48	$5	$7	$29	$12		$60		$71
Current accident year losses $2 million - $5 million			33	5	34	12	22	15	38	37		49		83
Large loss prior accident year reserve development			53	35	37	47	14	44	88	58		105		142
Total large losses incurred			$115	$40	$82	$107	$41	$66	$155	$107		$214		$296
Losses incurred but not reported			104	94	44	67	106	163	198	269		336		380
Other losses excluding catastrophe losses			403	441	408	405	383	318	844	701		1,106		1,514
Catastrophe losses			147	117	5	29	83	40	264	123		152		157
Total losses incurred			$769	$692	$539	$608	$613	$587	$1,461	$1,200		$1,808		$2,347
Personal Lines
Current accident year losses greater than $5 million			$—	$8	$16	$—	$10	$19	$8	$29		$29		$45
Current accident year losses $2 million - $5 million			22	15	25	23	18	5	37	23		46		71
Large loss prior accident year reserve development			(2)	15	3	2	13	12	13	25		27		30
Total large losses incurred			$20	$38	$44	$25	$41	$36	$58	$77		$102		$146
Losses incurred but not reported			77	71	39	32	37	74	148	111		143		182
Other losses excluding catastrophe losses			271	282	298	316	257	254	553	511		827		1,125
Catastrophe losses			190	144	6	54	186	405	334	591		645		651
Total losses incurred			$558	$535	$387	$427	$521	$769	$1,093	$1,290		$1,717		$2,104
Excess & Surplus Lines
Current accident year losses greater than $5 million			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $2 million - $5 million			—	—	2	—	—	—	—	—		—		2
Large loss prior accident year reserve development			—	—	—	—	—	—	—	—		—		—
Total large losses incurred			$—	$—	$2	$—	$—	$—	$—	$—		$—		$2
Losses incurred but not reported			57	38	24	16	31	46	95	77		93		117
Other losses excluding catastrophe losses			24	40	48	59	42	24	64	66		125		173
Catastrophe losses			2	1	(1)	—	3	—	3	3		3		2
Total losses incurred			$83	$79	$73	$75	$76	$70	$162	$146		$221		$294
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2026 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Consolidated
Current accident year losses greater than $5 million			1.2%	0.3%	1.1%	1.9%	0.6%	1.2%	0.7%	0.9%		1.3%		1.2%
Current accident year losses $2 million - $5 million			2.1	0.8	2.4	1.4	1.7	0.9	1.5	1.3		1.3		1.6
Large loss prior accident year reserve development			2.0	2.0	1.6	2.0	1.1	2.4	2.0	1.8		1.8		1.8
Total large loss ratio			5.3%	3.1%	5.1%	5.3%	3.4%	4.5%	4.2%	4.0%		4.4%		4.6%
Losses incurred but not reported			11.3	8.7	6.5	6.4	8.9	12.3	10.0	10.5		9.1		8.4
Other losses excluding catastrophe losses			30.1	33.2	31.4	33.4	30.9	30.4	31.7	30.6		31.6		31.6
Catastrophe losses			14.1	10.6	0.7	3.4	11.7	24.6	12.3	18.0		12.9		9.7
Total loss ratio			60.8%	55.6%	43.7%	48.5%	54.9%	71.8%	58.2%	63.1%		58.0%		54.3%
Commercial Lines
Current accident year losses greater than $5 million			2.4%	—%	0.9%	3.9%	0.5%	0.6%	1.2%	0.5%		1.7%		1.5%
Current accident year losses $2 million - $5 million			2.7	0.4	2.7	1.0	1.8	1.2	1.5	1.5		1.3		1.7
Large loss prior accident year reserve development			4.2	2.8	3.0	3.8	1.2	3.8	3.6	2.5		2.9		2.9
Total large loss ratio			9.3%	3.2%	6.6%	8.7%	3.5%	5.6%	6.3%	4.5%		5.9%		6.1%
Losses incurred but not reported			8.3	7.6	3.6	5.4	8.7	13.9	8.0	11.3		9.3		7.8
Other losses excluding catastrophe losses			32.1	35.5	32.8	33.0	31.6	26.8	33.7	29.3		30.5		31.2
Catastrophe losses			11.7	9.5	0.4	2.4	6.8	3.4	10.6	5.1		4.2		3.2
Total loss ratio			61.4%	55.8%	43.4%	49.5%	50.6%	49.7%	58.6%	50.2%		49.9%		48.3%
Personal Lines
Current accident year losses greater than $5 million			—%	0.9%	1.8%	—%	1.3%	2.8%	0.4%	2.0%		1.3%		1.4%
Current accident year losses $2 million - $5 million			2.3	1.8	2.8	2.9	2.2	0.7	2.1	1.5		2.0		2.2
Large loss prior accident year reserve development			(0.2)	1.8	0.4	0.2	1.5	1.8	0.8	1.6		1.1		0.9
Total large loss ratio			2.1%	4.5%	5.0%	3.1%	5.0%	5.3%	3.3%	5.1%		4.4%		4.5%
Losses incurred but not reported			8.7	8.1	4.5	3.8	4.7	10.5	8.4	7.4		6.1		5.7
Other losses excluding catastrophe losses			31.0	32.3	34.8	37.5	32.0	36.4	31.5	34.1		35.4		35.2
Catastrophe losses			21.6	16.4	0.8	6.5	23.1	57.9	19.1	39.3		27.5		20.4
Total loss ratio			63.4%	61.3%	45.1%	50.9%	64.8%	110.1%	62.3%	85.9%		73.4%		65.8%
Excess & Surplus Lines
Current accident year losses greater than $5 million			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $2 million - $5 million			—	—	1.1	—	—	—	—	—		—		0.3
Large loss prior accident year reserve development			—	—	(0.1)	—	—	—	—	—		—		—
Total large loss ratio			—%	—%	1.0%	—%	—%	—%	—%	—%		—%		0.3%
Losses incurred but not reported			30.7	20.8	12.7	9.2	18.1	28.1	25.8	23.0		18.3		16.8
Other losses excluding catastrophe losses			13.2	22.1	26.0	33.6	24.4	14.8	17.6	19.7		24.4		24.8
Catastrophe losses			0.8	0.7	(0.6)	—	1.3	0.2	0.7	0.8		0.5		0.2
Total loss ratio			44.7%	43.6%	39.1%	42.8%	43.8%	43.1%	44.1%	43.5%		43.2%		42.1%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2026 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Consolidated
Current accident year reported losses greater than $5 million			3	1	3	6	2	3	4	5		12		15
Current accident year reported losses $2 million - $5 million			19	7	21	17	14	7	26	21		32		53
Prior accident year reported losses on large losses			10	17	15	11	13	15	27	28		39		54
Non-Catastrophe reported losses on large losses total			32	25	39	34	29	25	57	54		83		122
Commercial Lines
Current accident year reported losses greater than $5 million			3	—	2	6	1	1	3	2		9		10
Current accident year reported losses $2 million - $5 million			11	2	11	9	7	5	13	12		16		28
Prior accident year reported losses on large losses			9	13	14	11	10	11	22	21		32		46
Non-Catastrophe reported losses on large losses total			23	15	27	26	18	17	38	35		57		84
Personal Lines
Current accident year reported losses greater than $5 million			—	1	1	—	1	2	1	3		3		5
Current accident year reported losses $2 million - $5 million			8	5	9	8	7	2	13	9		16		24
Prior accident year reported losses on large losses			1	4	1	—	3	4	5	7		7		8
Non-Catastrophe reported losses on large losses total			9	10	11	8	11	8	19	19		26		37
Excess & Surplus Lines
Current accident year reported losses greater than $5 million			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $2 million - $5 million			—	—	1	—	—	—	—	—		—		1
Prior accident year reported losses on large losses			—	—	—	—	—	—	—	—		—		—
Non-Catastrophe reported losses on large losses total			—	—	1	—	—	—	—	—		—		1
*The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Commercial casualty:
Net written premiums			$439	$451	$394	$372	$428	$443	$890	$871		$1,244		$1,638
Year over year change %- written premium			3%	2%	2%	2%	9%	6%	2%	8%		6%		5%
Earned premiums			$405	$405	$409	$403	$402	$387	$810	$789		$1,192		$1,601
Current accident year before catastrophe losses			76.5%	77.0%	86.9%	74.8%	72.3%	72.8%	76.7%	72.6%		73.3%		76.8%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			3.5	(0.7)	(0.2)	6.0	(0.4)	(0.3)	1.4	(0.4)		1.8		1.3
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			80.0%	76.3%	86.7%	80.8%	71.9%	72.5%	78.1%	72.2%		75.1%		78.1%
Commercial property:
Net written premiums			$435	$427	$395	$422	$428	$411	$862	$839		$1,260		$1,655
Year over year change %- written premium			2%	4%	3%	8%	9%	14%	3%	11%		10%		8%
Earned premiums			$418	$415	$410	$405	$399	$389	$833	$787		$1,192		$1,602
Current accident year before catastrophe losses			44.9%	43.8%	23.9%	37.2%	40.2%	43.5%	44.3%	41.8%		40.2%		36.0%
Current accident year catastrophe losses			33.7	28.7	1.6	8.6	21.5	13.3	31.2	17.5		14.5		11.2
Prior accident years before catastrophe losses			(4.5)	(7.0)	(3.6)	(8.2)	(9.5)	(5.3)	(5.7)	(7.4)		(7.7)		(6.7)
Prior accident years catastrophe losses			(0.2)	(0.3)	0.3	(1.2)	(0.6)	(3.6)	(0.2)	(2.1)		(1.8)		(1.2)
Total loss and loss expense ratio			73.9%	65.2%	22.2%	36.4%	51.6%	47.9%	69.6%	49.8%		45.2%		39.3%
Commercial auto:
Net written premiums			$292	$299	$240	$243	$271	$283	$591	$555		$797		$1,037
Year over year change %- written premium			8%	6%	8%	9%	9%	9%	6%	10%		9%		9%
Earned premiums			$268	$259	$258	$253	$247	$241	$527	$489		$742		$1,000
Current accident year before catastrophe losses			65.0%	67.7%	66.5%	64.7%	65.0%	68.6%	66.3%	66.8%		66.1%		66.2%
Current accident year catastrophe losses			3.3	0.5	0.1	0.8	0.8	1.8	1.9	1.3		1.1		0.8
Prior accident years before catastrophe losses			1.1	0.7	2.5	4.1	7.2	2.9	1.0	5.1		4.8		4.2
Prior accident years catastrophe losses			—	—	(0.1)	—	(0.1)	(0.1)	—	(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio			69.4%	68.9%	69.0%	69.6%	72.9%	73.2%	69.2%	73.1%		71.9%		71.1%
Workers' compensation:
Net written premiums			$54	$71	$53	$56	$57	$79	$125	$135		$191		$244
Year over year change %- written premium			(5)%	(10)%	(2)%	—%	4%	—%	(7)%	1%		1%		—%
Earned premiums			$54	$57	$61	$61	$60	$61	$111	$121		$181		$242
Current accident year before catastrophe losses			91.0%	98.0%	96.4%	94.6%	97.0%	95.5%	94.6%	96.2%		95.7%		95.9%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(27.2)	(15.7)	(32.3)	(28.3)	(27.8)	(18.6)	(21.4)	(23.1)		(24.9)		(26.8)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			63.8%	82.3%	64.1%	66.3%	69.2%	76.9%	73.2%	73.1%		70.8%		69.1%
Other commercial:
Net written premiums			$107	$111	$103	$105	$106	$109	$218	$215		$321		$424
Year over year change %- written premium			1%	2%	5%	(1)%	6%	3%	1%	4%		3%		3%
Earned premiums			$106	$105	$105	$107	$104	$101	$211	$205		$313		$418
Current accident year before catastrophe losses			53.6%	51.9%	53.6%	51.1%	50.5%	45.8%	52.8%	48.2%		49.2%		50.3%
Current accident year catastrophe losses			—	0.1	0.2	—	0.1	0.1	0.1	0.1		—		0.1
Prior accident years before catastrophe losses			0.1	(12.2)	0.5	2.9	(1.5)	(2.2)	(6.0)	(1.8)		(0.2)		—
Prior accident years catastrophe losses			—	0.1	—	—	0.1	—	—	—		—		—
Total loss and loss expense ratio			53.7%	39.9%	54.3%	54.0%	49.2%	43.7%	46.9%	46.5%		49.0%		50.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Personal auto:
Net written premiums			$332	$275	$285	$328	$333	$266	$607	$599		$927		$1,212
Year over year change %- written premium			—%	3%	6%	11%	18%	23%	1%	20%		17%		14%
Earned premiums			$304	$303	$300	$295	$285	$271	$606	$556		$851		$1,151
Current accident year before catastrophe losses			68.3%	69.2%	68.3%	67.8%	67.8%	71.2%	68.8%	69.5%		68.9%		68.8%
Current accident year catastrophe losses			4.5	1.1	0.1	1.1	3.2	3.0	2.8	3.1		2.4		1.8
Prior accident years before catastrophe losses			(1.1)	3.2	1.9	1.9	—	(0.8)	1.0	(0.4)		0.4		0.8
Prior accident years catastrophe losses			—	—	—	—	—	(0.3)	—	(0.2)		(0.1)		(0.1)
Total loss and loss expense ratio			71.7%	73.5%	70.3%	70.8%	71.0%	73.1%	72.6%	72.0%		71.6%		71.3%
Homeowner:
Net written premiums			$537	$406	$446	$518	$532	$320	$943	$852		$1,370		$1,816
Year over year change %- written premium			1%	27%	13%	17%	23%	6%	11%	16%		16%		16%
Earned premiums			$473	$469	$459	$444	$425	$338	$942	$763		$1,208		$1,667
Current accident year before catastrophe losses			40.6%	41.1%	38.1%	37.6%	38.8%	53.4%	40.8%	45.2%		42.4%		41.2%
Current accident year catastrophe losses			36.1	30.2	1.8	12.9	44.3	122.5	33.2	79.0		54.7		40.1
Prior accident years before catastrophe losses			(2.5)	(2.8)	0.5	0.9	(3.0)	(2.0)	(2.7)	(2.6)		(1.3)		(0.8)
Prior accident years catastrophe losses			1.5	(0.3)	(0.8)	(1.6)	(3.0)	(3.5)	0.6	(3.2)		(2.6)		(2.1)
Total loss and loss expense ratio			75.7%	68.2%	39.6%	49.8%	77.1%	170.4%	71.9%	118.4%		93.2%		78.4%
Other personal:
Net written premiums			$121	$94	$96	$105	$115	$86	$215	$201		$306		$402
Year over year change %- written premium			5%	9%	8%	12%	12%	13%	7%	12%		12%		11%
Earned premiums			$103	$101	$100	$99	$94	$89	$205	$183		$281		$381
Current accident year before catastrophe losses			59.2%	62.0%	55.5%	58.8%	58.3%	76.2%	60.6%	67.0%		64.2%		61.9%
Current accident year catastrophe losses			4.2	4.0	6.3	6.9	6.8	1.1	4.1	4.0		5.0		5.3
Prior accident years before catastrophe losses			(3.5)	(1.0)	14.3	12.5	7.4	3.7	(2.3)	5.6		8.0		9.7
Prior accident years catastrophe losses			(0.2)	(1.0)	—	(0.8)	(0.1)	(0.4)	(0.6)	(0.2)		(0.5)		(0.3)
Total loss and loss expense ratio			59.7%	64.0%	76.1%	77.4%	72.4%	80.6%	61.8%	76.4%		76.7%		76.6%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Excess & Surplus:
Net written premiums			$219	$182	$184	$175	$202	$168	$401	$370		$545		$729
Year over year change %- written premium			8%	8%	8%	11%	12%	15%	8%	13%		13%		11%
Earned premiums			$189	$180	$188	$174	$174	$162	$369	$336		$510		$698
Current accident year before catastrophe losses			64.6%	64.6%	58.4%	64.1%	64.9%	65.6%	64.6%	65.2%		64.8%		63.1%
Current accident year catastrophe losses			0.9	1.1	(0.4)	0.2	1.6	0.8	1.0	1.2		0.9		0.5
Prior accident years before catastrophe losses			(2.9)	(4.1)	(0.3)	(2.1)	(2.7)	(5.0)	(3.5)	(3.8)		(3.2)		(2.5)
Prior accident years catastrophe losses			(0.1)	(0.4)	(0.2)	(0.1)	(0.3)	(0.5)	(0.3)	(0.3)		(0.3)		(0.2)
Total loss and loss expense ratio			62.5%	61.2%	57.5%	62.1%	63.5%	60.9%	61.8%	62.3%		62.2%		60.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2026 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the six months ended June 30, 2026
Commercial casualty	$374	$102	$476	$13	$94	$45	$152	$387	$94	$147	$628
Commercial property	353	36	389	59	133	10	202	412	133	46	591
Commercial auto	257	43	300	(11)	63	12	64	246	63	55	364
Workers' compensation	61	14	75	8	(10)	7	5	69	(10)	21	80
Other commercial	53	17	70	19	5	9	33	72	5	26	103
Total commercial lines	1,098	212	1,310	88	285	83	456	1,186	285	295	1,766

Personal auto	302	53	355	17	54	16	87	319	54	69	442
Homeowners	462	59	521	21	143	18	182	483	143	77	703
Other personal	74	5	79	11	39	1	51	85	39	6	130
Total personal lines	838	117	955	49	236	35	320	887	236	152	1,275

Excess & surplus lines	89	38	127	(18)	97	28	107	71	97	66	234
Other	161	10	171	(18)	90	1	73	143	90	11	244
Total property casualty	$2,186	$377	$2,563	$101	$708	$147	$956	$2,287	$708	$524	$3,519

Ceded loss and loss expense incurred for the six months ended June 30, 2026
Commercial casualty	$12	$2	$14	$(12)	$(2)	$(4)	$(18)	$—	$(2)	$(2)	$(4)
Commercial property	3	—	3	5	2	—	7	8	2	—	10
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	—	3	(2)	(2)	—	(4)	1	(2)	—	(1)
Other commercial	5	1	6	(1)	(1)	—	(2)	4	(1)	1	4
Total commercial lines	23	3	26	(10)	(3)	(4)	(17)	13	(3)	(1)	9

Personal auto	1	—	1	1	—	—	1	2	—	—	2
Homeowners	29	—	29	(14)	9	—	(5)	15	9	—	24
Other personal	3	—	3	1	—	—	1	4	—	—	4
Total personal lines	33	—	33	(12)	9	—	(3)	21	9	—	30

Excess & surplus lines	6	—	6	(2)	2	—	—	4	2	—	6
Other	4	—	4	(11)	6	—	(5)	(7)	6	—	(1)
Total property casualty	$66	$3	$69	$(35)	$14	$(4)	$(25)	$31	$14	$(1)	$44

Net loss and loss expense incurred for the six months ended June 30, 2026
Commercial casualty	$362	$100	$462	$25	$96	$49	$170	$387	$96	$149	$632
Commercial property	350	36	386	54	131	10	195	404	131	46	581
Commercial auto	257	43	300	(11)	63	12	64	246	63	55	364
Workers' compensation	58	14	72	10	(8)	7	9	68	(8)	21	81
Other commercial	48	16	64	20	6	9	35	68	6	25	99
Total commercial lines	1,075	209	1,284	98	288	87	473	1,173	288	296	1,757

Personal auto	301	53	354	16	54	16	86	317	54	69	440
Homeowners	433	59	492	35	134	18	187	468	134	77	679
Other personal	71	5	76	10	39	1	50	81	39	6	126
Total personal lines	805	117	922	61	227	35	323	866	227	152	1,245

Excess & surplus lines	83	38	121	(16)	95	28	107	67	95	66	228
Other	157	10	167	(7)	84	1	78	150	84	11	245
Total property casualty	$2,120	$374	$2,494	$136	$694	$151	$981	$2,256	$694	$525	$3,475

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2026 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended June 30, 2026
Commercial casualty	$155	$47	$202	$50	$43	$26	$119	$205	$43	$73	$321
Commercial property	198	18	216	54	38	5	97	252	38	23	313
Commercial auto	132	21	153	(10)	36	7	33	122	36	28	186
Workers' compensation	32	7	39	6	(9)	(1)	(4)	38	(9)	6	35
Other commercial	27	12	39	15	7	—	22	42	7	12	61
Total commercial lines	544	105	649	115	115	37	267	659	115	142	916

Personal auto	150	26	176	9	25	10	44	159	25	36	220
Homeowners	263	31	294	1	79	10	90	264	79	41	384
Other personal	43	3	46	(5)	21	1	17	38	21	4	63
Total personal lines	456	60	516	5	125	21	151	461	125	81	667

Excess & surplus lines	52	18	70	(23)	58	16	51	29	58	34	121
Other	81	5	86	(20)	74	(1)	53	61	74	4	139
Total property casualty	$1,133	$188	$1,321	$77	$372	$73	$522	$1,210	$372	$261	$1,843

Ceded loss and loss expense incurred for the three months ended June 30, 2026
Commercial casualty	$(5)	$—	$(5)	$2	$—	$—	$2	$(3)	$—	$—	$(3)
Commercial property	2	—	2	5	(2)	—	3	7	(2)	—	5
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	1	—	1	1	(1)	—	—	2	(1)	—	1
Other commercial	3	1	4	(1)	—	—	(1)	2	—	1	3
Total commercial lines	1	1	2	7	(3)	—	4	8	(3)	1	6

Personal auto	1	—	1	—	—	1	—	1	—	1	2
Homeowners	16	—	16	(6)	17	—	11	10	17	—	27
Other personal	2	—	2	(2)	—	—	(2)	—	—	—	—
Total personal lines	19	—	19	(8)	17	1	9	11	17	1	29

Excess & surplus lines	6	—	6	(3)	—	—	(3)	3	—	—	3
Other	1	—	1	(11)	7	—	(4)	(10)	7	—	(3)
Total property casualty	$27	$1	$28	$(15)	$21	$1	$6	$12	$21	$2	$35

Net loss and loss expense incurred for the three months ended June 30, 2026
Commercial casualty	$160	$47	$207	$48	$43	$26	$117	$208	$43	$73	$324
Commercial property	196	18	214	49	40	5	94	245	40	23	308
Commercial auto	132	21	153	(10)	36	7	33	122	36	28	186
Workers' compensation	31	7	38	5	(8)	(1)	(4)	36	(8)	6	34
Other commercial	24	11	35	16	7	—	23	40	7	11	58
Total commercial lines	543	104	647	108	118	37	263	651	118	141	910

Personal auto	149	26	175	9	25	9	43	158	25	35	218
Homeowners	247	31	278	7	62	10	79	254	62	41	357
Other personal	41	3	44	(3)	21	1	19	38	21	4	63
Total personal lines	437	60	497	13	108	20	141	450	108	80	638

Excess & surplus lines	46	18	64	(20)	58	16	54	26	58	34	118
Other	80	5	85	(9)	67	(1)	57	71	67	4	142
Total property casualty	$1,106	$187	$1,293	$92	$351	$72	$515	$1,198	$351	$259	$1,808

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Premiums
Agency renewal written premiums			$2,254	$2,045	$1,939	$2,037	$2,135	$1,912	$4,299	$4,047		$6,084		$8,023
Agency new business written premiums			353	339	331	356	404	383	692	787		1,143		1,474
Other written premiums			218	284	91	100	194	200	502	394		494		585
Net written premiums			$2,825	$2,668	$2,361	$2,493	$2,733	$2,495	$5,493	$5,228		$7,721		$10,082
Unearned premium change			(277)	(149)	147	(9)	(336)	(231)	(426)	(567)		(576)		(429)
Earned premiums			$2,548	$2,519	$2,508	$2,484	$2,397	$2,264	$5,067	$4,661		$7,145		$9,653
Year over year change %
Agency renewal written premiums			6%	7%	10%	13%	16%	14%	6%	15%		14%		13%
Agency new business written premiums			(13)	(11)	(13)	(12)	(1)	11	(12)	5		(1)		(4)
Other written premiums			12	42	(11)	9	(7)	(9)	27	(8)		(5)		(6)
Net written premiums			3	7	5	9	11	11	5	11		10		9
Paid losses and loss expenses
Losses paid			$1,106	$1,014	$942	$1,039	$1,049	$1,203	$2,120	$2,253		$3,292		$4,234
Loss expenses paid			187	187	187	178	197	196	374	392		570		757
Loss and loss expenses paid			$1,293	$1,201	$1,129	$1,217	$1,246	$1,399	$2,494	$2,645		$3,862		$4,991
Incurred losses and loss expenses
Loss and loss expense incurred			$1,808	$1,667	$1,397	$1,464	$1,587	$1,887	$3,475	$3,474		$4,938		$6,335
Loss and loss expenses paid as a % of incurred			71.5%	72.0%	80.8%	83.1%	78.5%	74.1%	71.8%	76.1%		78.2%		78.8%
Statutory combined ratio
Loss ratio			60.6%	56.3%	43.7%	49.5%	55.4%	72.4%	58.5%	63.6%		58.7%		54.9%
Loss adjustment expense ratio			10.4	10.8	12.4	10.9	11.6	11.7	10.6	11.7		11.4		11.6
Net underwriting expense ratio			28.0	28.5	30.2	28.3	26.4	28.2	28.2	27.3		27.6		28.2
US Statutory combined ratio			99.0%	95.6%	86.3%	88.7%	93.4%	112.3%	97.3%	102.6%		97.7%		94.7%
Contribution from catastrophe losses			14.4	11.0	0.7	4.0	11.9	25.2	12.7	18.4		13.4		10.1
Statutory combined ratio excl. catastrophe losses			84.6%	84.6%	85.6%	84.7%	81.5%	87.1%	84.6%	84.2%		84.3%		84.6%
GAAP combined ratio
GAAP combined ratio			100.8%	95.6%	85.2%	88.2%	94.9%	113.3%	98.2%	103.8%		98.4%		94.9%
Contribution from catastrophe losses			14.5	10.8	1.0	3.7	12.2	25.0	12.6	18.4		13.3		10.1
GAAP combined ratio excl. catastrophe losses			86.3%	84.8%	84.2%	84.5%	82.7%	88.3%	85.6%	85.4%		85.1%		84.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF Second-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Premiums
Agency renewal written premiums			$1,146	$1,184	$1,039	$1,043	$1,116	$1,152	$2,330	$2,268		$3,311		$4,350
Agency new business written premiums			208	205	180	185	200	203	413	403		588		768
Other written premiums			(27)	(30)	(34)	(30)	(26)	(30)	(57)	(56)		(86)		(120)
Net written premiums			$1,327	$1,359	$1,185	$1,198	$1,290	$1,325	$2,686	$2,615		$3,813		$4,998
Unearned premium change			(76)	(118)	58	31	(78)	(146)	(194)	(224)		(193)		(135)
Earned premiums			$1,251	$1,241	$1,243	$1,229	$1,212	$1,179	$2,492	$2,391		$3,620		$4,863
Year over year change %
Agency renewal written premiums			3%	3%	4%	6%	9%	7%	3%	8%		7%		6%
Agency new business written premiums			4	1	1	(1)	4	12	2	7		5		4
Other written premiums			(4)	—	8	17	13	14	(2)	14		15		13
Net written premiums			3	3	4	5	9	8	3	9		7		7
Paid losses and loss expenses
Losses paid			$543	$533	$481	$497	$493	$403	$1,075	$897		$1,393		$1,876
Loss expenses paid			104	105	104	102	110	109	209	218		321		426
Loss and loss expenses paid			$647	$638	$585	$599	$603	$512	$1,284	$1,115		$1,714		$2,302
Incurred losses and loss expenses
Loss and loss expense incurred			$910	$847	$721	$747	$767	$735	$1,757	$1,502		$2,249		$2,970
Loss and loss expenses paid as a % of incurred			71.1%	75.3%	81.1%	80.2%	78.6%	69.7%	73.1%	74.2%		76.2%		77.5%
Statutory combined ratio
Loss ratio			61.5%	55.8%	43.4%	49.5%	50.7%	49.7%	58.6%	50.2%		50.0%		48.2%
Loss adjustment expense ratio			11.3	12.5	14.5	11.3	12.7	12.6	11.9	12.6		12.2		12.8
Net underwriting expense ratio			29.2	27.7	31.4	30.9	28.3	26.9	28.5	27.6		28.6		29.3
Statutory combined ratio			102.0%	96.0%	89.3%	91.7%	91.7%	89.2%	99.0%	90.4%		90.8%		90.3%
Contribution from catastrophe losses			11.9	9.6	0.6	2.6	7.0	3.6	10.7	5.4		4.4		3.5
Statutory combined ratio excl. catastrophe losses			90.1%	86.4%	88.7%	89.1%	84.7%	85.6%	88.3%	85.0%		86.4%		86.8%
GAAP combined ratio
GAAP combined ratio			104.1%	98.6%	88.4%	91.1%	92.9%	91.9%	101.3%	92.4%		92.0%		91.1%
Contribution from catastrophe losses			11.9	9.6	0.6	2.6	7.0	3.6	10.7	5.4		4.4		3.5
GAAP combined ratio excl. catastrophe losses			92.2%	89.0%	87.8%	88.5%	85.9%	88.3%	90.6%	87.0%		87.6%		87.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Premiums
Agency renewal written premiums			$943	$726	$764	$864	$866	$634	$1,669	$1,500		$2,364		$3,128
Agency new business written premiums			78	76	92	116	141	127	154	268		384		476
Other written premiums			(31)	(27)	(29)	(29)	(27)	(89)	(58)	(116)		(145)		(174)
Net written premiums			$990	$775	$827	$951	$980	$672	$1,765	$1,652		$2,603		$3,430
Unearned premium change			(110)	98	32	(113)	(176)	26	(12)	(150)		(263)		(231)
Earned premiums			$880	$873	$859	$838	$804	$698	$1,753	$1,502		$2,340		$3,199
Year over year change %
Agency renewal written premiums			9%	15%	22%	24%	27%	28%	11%	28%		26%		25%
Agency new business written premiums			(45)	(40)	(40)	(30)	(13)	4	(43)	(6)		(15)		(21)
Other written premiums			(15)	70	(12)	(4)	(8)	(324)	50	(152)		(96)		(74)
Net written premiums			1	15	10	14	20	13	7	17		16		14
Paid losses and loss expenses
Losses paid			$437	$368	$346	$424	$446	$609	$805	$1,055		$1,479		$1,824
Loss expenses paid			60	57	58	52	63	64	117	127		179		237
Loss and loss expenses paid			$497	$425	$404	$476	$509	$673	$922	$1,182		$1,658		$2,061
Incurred losses and loss expenses
Loss and loss expense incurred			$638	$607	$468	$507	$598	$846	$1,245	$1,444		$1,951		$2,419
Loss and loss expenses paid as a % of incurred			77.9%	70.0%	86.3%	93.9%	85.1%	79.6%	74.1%	81.9%		85.0%		85.2%
Statutory combined ratio
Loss ratio			63.4%	61.3%	45.1%	50.9%	64.8%	110.1%	62.3%	85.9%		73.4%		65.8%
Loss adjustment expense ratio			9.0	8.2	9.5	9.5	9.6	11.0	8.7	10.3		10.0		9.9
Net underwriting expense ratio			26.5	30.2	28.2	25.9	24.7	31.2	28.1	27.3		26.8		27.1
Statutory combined ratio			98.9%	99.7%	82.8%	86.3%	99.1%	152.3%	99.1%	123.5%		110.2%		102.8%
Contribution from catastrophe losses			22.2	16.8	1.3	7.1	23.8	58.7	19.5	40.0		28.3		21.0
Statutory combined ratio excl. catastrophe losses			76.7%	82.9%	81.5%	79.2%	75.3%	93.6%	79.6%	83.5%		81.9%		81.8%
GAAP combined ratio
GAAP combined ratio			99.9%	96.8%	81.5%	88.2%	102.0%	151.3%	98.4%	124.9%		111.8%		103.6%
Contribution from catastrophe losses			22.2	16.8	1.3	7.1	23.8	58.7	19.5	40.0		28.3		21.0
GAAP combined ratio excl. catastrophe losses			77.7%	80.0%	80.2%	81.1%	78.2%	92.6%	78.9%	84.9%		83.5%		82.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2026 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Premiums
Agency renewal written premiums			$165	$135	$136	$130	$153	$126	$300	$279		$409		$545
Agency new business written premiums			67	58	59	55	63	53	125	116		171		230
Other written premiums			(13)	(11)	(11)	(10)	(14)	(11)	(24)	(25)		(35)		(46)
Net written premiums			$219	$182	$184	$175	$202	$168	$401	$370		$545		$729
Unearned premium change			(30)	(2)	4	(1)	(28)	(6)	(32)	(34)		(35)		(31)
Earned premiums			$189	$180	$188	$174	$174	$162	$369	$336		$510		$698
Year over year change %
Agency renewal written premiums			8%	7%	2%	15%	10%	12%	8%	11%		12%		9%
Agency new business written premiums			6	9	20	2	24	26	8	25		16		17
Other written premiums			7	—	—	—	(40)	(22)	4	(32)		(21)		(15)
Net written premiums			8	8	8	11	12	15	8	13		13		11
Paid losses and loss expenses
Losses paid			$46	$36	$43	$42	$38	$40	$83	$78		$121		$163
Loss expenses paid			18	20	19	19	17	18	38	35		53		72
Loss and loss expenses paid			$64	$56	$62	$61	$55	$58	$121	$113		$174		$235
Incurred losses and loss expenses
Loss and loss expense incurred			$118	$110	$108	$108	$110	$99	$228	$209		$317		$425
Loss and loss expenses paid as a % of incurred			54.2%	50.9%	57.4%	56.5%	50.0%	58.6%	53.1%	54.1%		54.9%		55.3%
Statutory combined ratio
Loss ratio			44.7%	43.6%	39.1%	42.8%	43.8%	43.1%	44.1%	43.4%		43.2%		42.1%
Loss adjustment expense ratio			17.7	17.6	18.4	19.2	19.7	17.8	17.7	18.8		19.0		18.8
Net underwriting expense ratio			26.3	28.6	27.3	26.6	25.3	25.5	27.4	25.4		25.8		26.2
Statutory combined ratio			88.7%	89.8%	84.8%	88.6%	88.8%	86.4%	89.2%	87.6%		88.0%		87.1%
Contribution from catastrophe losses			0.8	0.7	(0.6)	0.1	1.3	0.3	0.7	0.9		0.6		0.3
Statutory combined ratio excl. catastrophe losses			87.9%	89.1%	85.4%	88.5%	87.5%	86.1%	88.5%	86.7%		87.4%		86.8%
GAAP combined ratio
GAAP combined ratio			90.5%	89.3%	84.7%	89.8%	91.1%	88.3%	89.9%	89.8%		89.8%		88.4%
Contribution from catastrophe losses			0.8	0.7	(0.6)	0.1	1.3	0.3	0.7	0.9		0.6		0.3
GAAP combined ratio excl. catastrophe losses			89.7%	88.6%	85.3%	89.7%	89.8%	88.0%	89.2%	88.9%		89.2%		88.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2026 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2026	2025	Change	% Change	2026	2025	Change	% Change
Underwriting income
Net premiums written	$2,727	$2,636	$91	3	$5,297	$5,055	$242	5
Unearned premium change	254	304	(50)	(16)	378	523	(145)	(28)
Earned premiums	$2,473	$2,332	$141	6	$4,919	$4,532	$387	9

Losses incurred	$1,497	$1,291	$206	16	$2,876	$2,883	$(7)	—
Defense and cost containment expenses incurred	126	139	(13)	(9)	259	265	(6)	(2)
Adjusting and other expenses incurred	132	131	1	1	263	263	—	—
Other underwriting expenses incurred	764	696	68	10	1,495	1,377	118	9
Workers compensation dividend incurred	—	1	(1)	(100)	1	2	(1)	(50)
Total underwriting deductions	$2,519	$2,258	$261	12	$4,894	$4,790	$104	2

Net underwriting profit (loss)	$(46)	$74	$(120)	nm	$25	$(258)	$283	nm

Investment income
Gross investment income earned	$217	$195	$22	11	$429	$379	$50	13
Net investment income earned	213	193	20	10	422	374	48	13
Net realized capital gains and losses, net	269	(7)	276	nm	436	(7)	443	nm
Net investment gains (net of tax)	$482	$186	$296	159	$858	$367	$491	134

Other income	$1	$1	$—	—	$3	$3	$—	—

Net income before federal income taxes	$437	$261	$176	67	$886	$112	$774	691
Federal and foreign income taxes incurred	28	49	(21)	(43)	56	(13)	69	nm
Net income (statutory)	$409	$212	$197	93	$830	$125	$705	564

Policyholders' surplus - statutory	$10,474	$8,850	$1,624	18	$10,474	$8,850	$1,624	18

Fixed maturities at amortized cost - statutory	$14,763	$13,037	$1,726	13	$14,763	$13,037	$1,726	13
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2026 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2026	2025	Change	% Change	2026	2025	Change	% Change
Net premiums written	$96	$93	$3	3	$183	$172	$11	6
Net investment income	55	50	5	10	109	100	9	9
Commissions and expense allowances on reinsurance ceded	1	1	—	—	2	2	—	—
Income from fees associated with separate accounts	2	2	—	—	3	3	—	—
Total revenues	$154	$146	$8	5	$297	$277	$20	7

Death benefits and matured endowments	$47	$40	$7	18	$96	$96	$—	—
Annuity benefits	18	20	(2)	(10)	38	43	(5)	(12)
Disability benefits and benefits under accident and health contracts	1	1	—	—	1	1	—	—
Surrender benefits and group conversions	12	10	2	20	24	20	4	20
Interest and adjustments on deposit-type contract funds	(1)	2	(3)	nm	—	4	(4)	(100)
Increase in aggregate reserves for life and accident and health contracts	5	2	3	150	3	(7)	10	nm
Total benefit expenses	$82	$75	$7	9	$162	$157	$5	3

Commissions	$13	$12	$1	8	$26	$24	$2	8
General insurance expenses and taxes	16	16	—	—	31	31	—	—
Increase in loading on deferred and uncollected premiums	(2)	(1)	(1)	(100)	(1)	2	(3)	nm
Net transfers from separate accounts	(6)	—	(6)	nm	(7)	(8)	1	13
Total underwriting expenses	$21	$27	$(6)	(22)	$49	$49	$—	—

Federal and foreign income taxes incurred	12	11	1	9	19	17	2	12

Net gain from operations before capital gains and losses	$39	$33	$6	18	$67	$54	$13	24

Gains and losses net of capital gains tax, net	(1)	(5)	4	80	(2)	(6)	4	67

Net income (statutory)	$38	$28	$10	36	$65	$48	$17	35

Policyholders' surplus - statutory	$658	$556	$102	18	$658	$556	$102	18

Fixed maturities at amortized cost - statutory	$3,922	$3,854	$68	2	$3,922	$3,854	$68	2
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2026 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/26	9/30/26	6/30/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25	6/30/26	6/30/25	9/30/26	9/30/25	12/31/26	12/31/25
Cincinnati Re:
Net written premiums			$191	$254	$86	$87	$164	$255	$445	$418		$505		$591
Year over year change %- written premium			16%	—%	(13)%	(2)%	(21)%	26%	6%	2%		1%		(1)%
Earned premiums			$153	$152	$138	$141	$142	$161	$305	$303		$444		$582
Current accident year before catastrophe losses			47.8%	46.7%	52.7%	52.9%	56.2%	46.6%	47.3%	51.1%		51.7%		51.9%
Current accident year catastrophe losses			6.1	8.1	(0.8)	3.6	(0.6)	66.3	7.1	34.9		25.0		18.9
Prior accident years before catastrophe losses			3.6	3.2	(5.3)	(0.9)	5.7	(4.5)	3.4	0.3		(0.1)		(1.3)
Prior accident years catastrophe losses			1.3	(6.5)	0.4	(2.1)	(1.2)	(2.4)	(2.6)	(1.8)		(1.9)		(1.4)
Total loss and loss expense ratio			58.8%	51.5%	47.0%	53.5%	60.1%	106.0%	55.2%	84.5%		74.7%		68.1%

Cincinnati Global:
Net written premiums			$98	$98	$79	$82	$97	$75	$196	$173		$255		$334
Year over year change %- written premium			1%	31%	3%	6%	45%	(9)%	13%	16%		13%		10%
Earned premiums			$75	$73	$80	$102	$65	$64	$148	$129		$231		$311
Current accident year before catastrophe losses			69.1%	42.5%	35.6%	35.1%	41.8%	39.3%	56.1%	40.6%		38.2%		37.5%
Current accident year catastrophe losses			20.6	2.4	14.3	0.5	3.7	31.4	11.6	17.4		9.9		11.0
Prior accident years before catastrophe losses			(13.0)	(12.0)	(1.7)	(10.1)	(22.4)	(0.2)	(12.5)	(11.4)		(10.8)		(8.5)
Prior accident years catastrophe losses			(6.8)	0.4	(4.0)	(0.1)	17.3	(13.9)	(3.3)	1.8		0.9		(0.3)
Total loss and loss expense ratio			69.9%	33.3%	44.2%	25.4%	40.4%	56.6%	51.9%	48.4%		38.2%		39.7%

Noninsurance operations:
Interest and fees on loans and leases			$3	$3	$3	$3	$2	$3	$6	$5		$8		$11
Other revenue			4	3	3	3	3	1	7	4		7		10
Interest expense			14	13	13	13	14	13	27	27		40		53
Operating expenses			11	9	7	6	10	11	20	21		27		34
Total noninsurance operations loss			$(18)	$(16)	$(14)	$(13)	$(19)	$(20)	$(34)	$(39)		$(52)		$(66)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF Second-Quarter 2026 Supplemental Financial Data